                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                             (Amendment No. _____)

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.

     1) Title of each class of securities to which transaction applies:
        Units of Depositary Receipts Representing Assigned
        Limited Partner Interests
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        8,168,457.7 Units
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        $______ (aggregate amount of cash, estimated only for purposes of computing the filing fee, to be distributed to security holders assuming sale of all of the properties of the Registrant for $______)
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        $______ (aggregate amount of cash, estimated only for purposes of computing the filing fee, to be distributed to security holders assuming sale of all of the properties of the Registrant for $______)
        ------------------------------------------------------------------------
     5) Total fee paid:
        $________
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

June 14, 1996



Dear Limited Partner:

Thank you for returning your proxy or consent form relating to proposals to dissolve, wind-up, and liquidate certain limited partnerships. Unfortunately, the form was returned UNSIGNED and therefore, could not be recognized as a valid response.

Shortly, you will receive a follow-up letter reminding limited partners to return their forms. Duplicate proxy or consent forms will be included with that mailing. Your vote is very important. Therefore, please be sure to sign, date and mail the enclosed duplicate proxy or consent form as soon as possible. Remember, all forms must be received by Monday, July 1, 1996 to be counted.

Again, if you have any questions, please call the toll-free information line at 1-800-278-4117.


Sincerely,

Robert Ziegler
Vice President
NYLIFE Equity Inc.
NYLIFE Realty Inc.